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                                UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  Form 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  June 7, 2006
                                                --------------------------

                                DeVRY INC.
         ----------------------------------------------------
        (Exact name of registrant as specified in its charter)


   DELAWARE                       1-13988                  36-3150143
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(State or other jurisdiction    (Commission           (IRS Employer
  of incorporation               File Number)          Identification No.)


 ONE TOWER LANE, OAKBROOK TERRACE, IL                       60181
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 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code     (630)571-7700
                                                  ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Total number of pages: 6


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                                DEVRY INC.
                             FORM 8-K INDEX


                                                             Page No.


Item 8.01 - Other Events                                         3

Signatures                                                       3

Exhibit Index                                                    4



















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Item 8.01 - Other Events
------------------------
On June 7, 2006, DeVry Inc. issued a press release announcing that O. John Skubiak would step down from his roles as president of DeVry University and executive vice president of DeVry Inc., effective July 1, 2006. The company also announced that David J. Pauldine, executive vice president, would succeed Skubiak as president of DeVry University. The full text of that press release is included in Exhibit 99.1 in this Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  DEVRY INC.
                                                  ------------
                                                  (REGISTRANT)



Date: June 7, 2006                                /s/Ronald L. Taylor
                                                  -----------------------
                                                  Ronald L. Taylor
                                                  Chief Executive Officer




Date: June 7, 2006                                /s/Norman M. Levine
                                                  -------------------------
                                                  Norman M. Levine
                                                  Senior Vice President and
                                                  Chief Financial Officer












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                                EXHIBIT INDEX

Exhibit                                                           Sequentially
Number  Description                                               Numbered Page
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99.1	 Press release announcing that O. John Skubiak is stepping
         down as president of DeVry University and executive vice
         president of DeVry Inc., and the appointment of David J.
         Pauldine, executive vice president, as successor to Skubiak
         as president of DeVry University.                               5-6